                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          Cabot Oil & Gas Corporation
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                                                 March 27, 1998



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Cabot Oil & Gas Corporation to be held on Tuesday, May 12, 1998 at 10:00 a.m., local time, at The Luxury Collection Hotel, 1919 Briar Oaks Lane, Houston, Texas.

     The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the meeting. To better acquaint you with the directors, the Proxy Statement contains biographical information of each nominee and each director continuing in office.

     A report on the operations of the Company and its future plans will be presented at the meeting. In addition, directors and officers of the Company will be present to respond to your questions.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.


                                   Sincerely,



                                   CHARLES P. SIESS, JR.
                                   Chairman of the Board and
                                   Chief Executive Officer

                           CABOT OIL & GAS CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 12, 1998


     The Annual Meeting of Stockholders of Cabot Oil & Gas Corporation (the "Company"), a Delaware corporation, will be held in The Colonnade Room at The Luxury Collection Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, on Tuesday, May 12, 1998 at 10:00 a.m., for the following purposes:

         I. To elect four persons to the Board of Directors of the Company.

         II. To approve the amendment and restatement of the 1994 Long-Term Incentive Plan and to approve performance criteria adopted thereunder.

         III. To approve the amendment and restatement of the 1994 Nonemployee Director Stock Option Plan.

         IV. To ratify the appointment of the firm of Coopers & Lybrand L.L.P., independent certified public accountants, as auditors of the Company for its 1998 fiscal year.

         V. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only holders of record of the Class A Common Stock and the 6% Convertible Redeemable Preferred Stock at the close of business on March 18, 1998 are entitled to receive notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

     Stockholders who do not expect to be present at the Annual Meeting are urged to complete, date, sign and return the accompanying proxy in the enclosed, self-addressed envelope requiring no postage if mailed in the United States. You may still vote in person if you decide to attend the Annual Meeting.

     It is important that your shares be voted at the Annual Meeting. Please exercise your right to vote and return a completed form of proxy at your earliest convenience.


                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          LISA A. MACHESNEY
                                          Corporate Secretary



Houston, Texas
March 27, 1998

                           CABOT OIL & GAS CORPORATION
                              15375 Memorial Drive
                              Houston, Texas 77079

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 12, 1998

                               GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cabot Oil & Gas Corporation (the "Company") of proxies for use at its 1998 Annual Meeting of Stockholders, to be held at The Luxury Collection Hotel, Houston, Texas, on Tuesday, May 12, 1998, at 10:00 a.m., or any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time prior to its use by a written communication to Ms. Lisa A. Machesney, Corporate Secretary of the Company, or by a duly executed proxy bearing a later date.

     Stockholders attending the Annual Meeting may vote their shares in person even though they have already executed a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the Annual Meeting and at any adjournment thereof. Proxies on which no voting instructions are indicated will be voted for the election of the nominees for directors, for the approval of the amendment and restatement of the 1994 Long-Term Incentive Plan, for the approval of the amendment and restatement of the 1994 Nonemployee Director Stock Option Plan, for ratification of the appointment of Coopers & Lybrand L.L.P., independent certified public accountants, as auditors of the Company for its 1998 fiscal year and in the best judgment of the proxy holders on any other matter that may properly come before the Annual Meeting.

     Only holders of record of the Company's Class A Common Stock, par value $.10 per share ("Common Stock"), and the Company's 6% Convertible Redeemable Preferred Stock ("6% Preferred Stock") as of the close of business on March 18, 1998, are entitled to vote at the Annual Meeting. As of that date, the Company had outstanding and entitled to vote 24,699,116 shares of Common Stock and 1,134,000 shares of 6% Preferred Stock. Each share of Common Stock is entitled to one vote per share, and each share of the 6% Preferred Stock is entitled to
1.739 votes per share. There is no provision for cumulative voting. A quorum for the consideration of business at the Annual Meeting consists of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting. The Proxy Statement and form of Proxy are being first sent or given to security holders on or about March 27, 1998.

     In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Abstentions from proposals are treated as votes against the particular proposal. Broker non-votes on proposals are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on the proposal.


                                   PROPOSAL I.
                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes of directors serving staggered three-year terms. Robert F. Bailey, John G.L. Cabot, William H. Knoell and C. Wayne Nance have been nominated for election at the Annual Meeting for terms of three years, each to hold office until the expiration of his term in 2001 and until his successor shall have been elected and shall have qualified. Each nominee is currently a director of the Company. Mr. Ray R. Seegmiller was elected to the Board of Directors in September 1997 by the Board of Directors. In December 1997 the Board of Directors announced its intention to elect Mr. Seegmiller as Chief Executive Officer and President of the

Company effective with the Annual Meeting. Mr. Seegmiller will succeed Mr. Charles P. Siess, Jr. who will remain non-executive Chairman of the Board.

     It is the intention of the persons named in the enclosed form of proxy to vote such proxies for the election of Messrs. Bailey, Cabot, Knoell and Nance for terms of three years. If any one of the nominees is not so available at the time of the Annual Meeting to serve, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than the number of nominees set forth below.

CERTAIN INFORMATION REGARDING NOMINEES AND DIRECTORS

     Set forth below, as of March 1, 1998, for each director that will continue to serve after the Annual Meeting and for each nominee for election as a director of the Company, is information regarding his age, position(s) with the Company, membership on committees of the Board of Directors, the period during which he has served as a director and term of office, his business experience during at least the past five years, and other directorships currently held by him.



         ROBERT F. BAILEY
         Age:  65
         Committee Membership: Audit, Safety and Environmental Affairs Director Since: 1994
         Term of Office Expires:  1998 (Nominee for Director)
         Business Experience:
              Trans Republic Energy, L.C.
                  President - 1992 to present
              Alta Energy Corporation
                  President - prior to 1992
         Other Directorships:
              Chase Bank Texas - Midland - Advisory Director


         SAMUEL W. BODMAN
         Age:  59
         Committee Membership: Nominations, Compensation (Chairman) Director Since: 1989
         Term of Office Expires:  1999
         Business Experience:
              Cabot Corporation:
                  Chairman of the Board - October 1988 to present
                  President - February 1991 to February 1995
                  and January 1987 to October 1988
                  Chief Executive Officer - February 1988 to present Other Directorships:
              Cabot Corporation
              John Hancock Mutual Life Insurance Company
              Westvaco Corporation
              Security Capital Group Incorporated

         HENRY O. BOSWELL
         Age:  68
         Committee Membership:  Compensation, Audit (Chairman)
         Director Since:  1991
         Term of Office Expires:  2000
         Business Experience:
              Retired October 1987
              Amoco Production Company
                  President - 1983 to October 1987
              Amoco Corporation
                  Director - 1983 to October 1987
              Amoco Canada Petroleum Ltd.
                  Chairman of the Board - 1983 to October 1987 Other
         Directorships:
              The ServiceMaster Co.
              Rowan Companies, Inc.



         JOHN G.L. CABOT
         Age:  63
         Committee Memberships:  Safety and Environmental Affairs,
              Nominations (Chairman)
         Director Since:  1989
         Term of Office Expires:  1998  (Nominee for Director)
         Business Experience:
              Retired September 1995
              Cabot Corporation
                  Chief Financial Officer - October 1992 to September 1995 Vice Chairman of the Board - October 1988 to September 1995
         Other Directorships:
              Cabot Corporation
              Eaton Vance Corp.



         WILLIAM R. ESLER
         Age:  72
         Committee Membership: Audit, Safety and Environmental Affairs Director Since: 1992
         Term of Office Expires:  2000
         Business Experience:
              Retired February 1991
              Southwestern Public Service Company
                  Chairman of the Board and Chief Executive Officer -
                       July 1989 to February 1991
                  President and Chief Executive Officer -
                       January 1989 to July 1989
                  President and Chief Operating Officer -
                       1985 to July 1989
                  Director - 1985 to 1992

         WILLIAM H. KNOELL
         Age:  73
         Committee Membership:  Audit, Safety and Environmental
              Affairs (Chairman)
         Director Since:  1990
         Term of Office Expires:  1998  (Nominee for Director)
         Business Experience:
              Retired September 1989
              Cyclops Industries, Inc.
                  Chairman, President and Chief Executive Officer -
                          1987 to September 1989
                  Director until April 1992
         Other Directorships:
              DQE Corporation
              Duquesne Light Company



         C. WAYNE NANCE
         Age:  66
         Committee Memberships:  Compensation, Nominations
         Director Since:  1992
         Term of Office Expires:  1998  (Nominee for Director)
         Business Experience:
              C. Wayne Nance & Associates, Inc.
                         (petroleum consulting and investments)
                  President - July 1989 to present
              The Mitchell Group
                  Senior Vice President - July 1989 to present
         Other Directorships:
              Matador Petroleum Corporation



         RAY R. SEEGMILLER
         Age:  62
         Director Since: 1997
         Term of Office Expires:  1999
         Business Experience:
              Cabot Oil & Gas Corporation
                  President and Chief Operating Officer -
                           September 1997 to present
                  Executive Vice President and Chief Operating Officer -
                           March 1997 to September 1997
                  Vice President, Chief Financial Officer and Treasurer -
                           August 1995 to March 1997
              RCS Enterprises, Inc.
                  President and Chief Executive Officer -
                           May 1993 to June 1995
              Terry Petroleum Company
                  President and Chief Executive Officer -
                           May 1988 to April 1993

         CHARLES P. SIESS, JR.
         Age:  71
         Position: Chairman of the Board and Chief Executive Officer Director Since: 1989
         Term of Office Expires:  2000
         Business Experience:
              Cabot Oil & Gas Corporation
                  Chairman of the Board and Chief Executive Officer -
                           September 1997 to present
                  Chairman of the Board, Chief Executive
                  Officer and President -
                           May 1995 to September 1997 and
                           December 1989 to December 1992
              Bridas S.A.P.I.C. Oil Exploration
                  Consultant and Acting General Manager -
                           January 1993 to January 1994
         Other Directorships:
              Cabot Corporation
              CAMCO, Inc.
              Rowan Companies, Inc.


         WILLIAM P. VITITOE
         Age:  59
         Committee Memberships:  Compensation, Nominations
         Term of Office Expires:  1999
         Business Experience:
              Consultant to Puget Sound Energy, Inc. -
                  February 1997 to present
              Washington Energy Company
                  Chairman of the Board, Chief Executive Officer and President -
                           January 1994 to February 1997
              ANR Pipeline Company
                  President and Chief Executive Officer -
                           October 1990 to December 1993
         Other Directorships:
              Comerica Bank
              Michigan Mutual/Amerisure


INFORMATION ON THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held six meetings during the year ended December 31, 1997. The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominations Committee and the Safety and Environmental Affairs Committee. Membership on each committee is listed above. All standing committees are composed entirely of nonemployee directors.

     The Audit Committee annually recommends the independent public accountants to be appointed by the Board of Directors as auditor of the Company and its subsidiaries; the committee also reviews the arrangements for and the results of the auditor's examination of the Company's books and records, internal accounting control procedures, and the internal audit activities and recommendations. It reports to the Board of Directors on Audit Committee activities and makes such investigations as it deems appropriate. The Audit Committee held three meetings during 1997.

     The Compensation Committee determines the salaries, bonuses and other remuneration of the Company's officers who are also directors, reviews and approves the salaries, bonuses and other remuneration of all other executive officers, and determines the aggregate amount of bonuses and other incentives to be paid pursuant to the Company's incentive compensation program. It administers the Company's Annual Target Cash Incentive Plan, 1994 Long-Term Incentive Plan, Incentive Stock Option Plan and supplemental retirement plans, including the adoption of the rules and regulations therefore and the determination of awards. It also makes recommendations to the Board of Directors with respect to the Company's compensation policy. The Compensation Committee held three meetings during 1997.

     The Nominations Committee considers and proposes nominees for membership on the Board of Directors, including nominations made by stockholders, reviews the composition of the Board of Directors and makes recommendations to the Board of Directors concerning corporate governance. Any stockholder desiring to make a nomination to the Board of Directors should submit such nomination for consideration by the Nominations Committee, including such nominee's qualifications, to Ms. Lisa A. Machesney, Corporate Secretary, Cabot Oil & Gas Corporation, 15375 Memorial Drive, Houston, Texas 77079. The Nominations Committee held one meeting during 1997.

     The Safety and Environmental Affairs Committee reviews the Company's safety and environmental management programs and evaluates major hazard analyses. It also reviews the nature of and extent of Company spending from time to time for safety and environmental compliance. It further consults with outside and internal advisors of the Company regarding the management of the Company's safety and environmental programs. The Safety and Environmental Affairs Committee held two meetings during 1997.

     All directors attended 75% or more of the meetings of the Board of Directors and of the committees held while they were members during 1997.

DIRECTOR'S COMPENSATION

     Directors who are not employees of the Company were compensated during 1997 by the payment of a quarterly cash fee of $6,000, plus $1,000 for attendance by them at each Board meeting and $500 for attendance at each meeting of a committee of which they are a member. Committee chairmen received an additional fee of $500 per quarter. Directors are further compensated $500 for attendance at business meetings when so requested by the Chairman of the Board of Directors.

     Nonemployee directors also received nondiscretionary automatic grants of nonqualified options to purchase 10,000 shares of the Common Stock at a price equal to 100% of the fair market value on the date first elected to the Board of Directors under either the 1990 Nonemployee Director Stock Option Plan or the 1994 Nonemployee Director Stock Option Plan. In addition, during 1997 nonemployee directors also receive a nondiscretionary automatic grant of a nonqualified option to purchase an additional 5,000 shares of Common Stock upon reelection to a new term of office under the 1994 Nonemployee Director Stock Option Plan. (See Proposal III below.) Directors who are employees of the Company receive no additional compensation for their duties as directors. All directors were reimbursed for travel expenses incurred for attending all Board and committee meetings.


                                  PROPOSAL II.

                    APPROVAL OF THE AMENDMENT AND RESTATEMENT
                      OF THE 1994 LONG-TERM INCENTIVE PLAN

     In 1994 the Board of Directors adopted, and the stockholders approved, the Company's 1994 Long-Term Incentive Plan. The Board of Directors has now adopted, subject to stockholder approval, certain amendments to the 1994 Long-Term Incentive Plan and a restatement of the plan, as so amended (such plan, as so amended and restated, the "1994 Incentive Plan"). A copy of the 1994 Incentive Plan is attached hereto as Exhibit A and is incorporated herein by reference.

     The principal changes effected by the amendment and restatement of the 1994 Incentive Plan are (i) increasing the number of shares subject to the plan by 1,000,000 shares (from 1,500,000 shares to 2,500,000 shares); (ii) increasing the limit on "stock awards" (as defined in the plan) from 600,000 shares (40% of 1,500,000) to 750,000 shares (30% of 2,500,000); (iii) increasing the annual limit on awards to any individual from 15% of the shares initially available for award under the plan to 500,000 shares; and (iv) conforming certain provisions of the plan to reflect amendments to applicable regulations. In addition, the Compensation Committee has adopted broadened performance share provisions under the 1994 Incentive Plan.

     Pursuant to the 1994 Incentive Plan, employees of the Company, including officers and directors who are employees, will be eligible to receive awards consisting of (i) stock options, (ii) stock appreciation rights, (iii) restricted or nonrestricted stock awards ("stock awards"), (iv) cash awards or
(v) any combination of the foregoing. The 1994 Incentive Plan is intended as an incentive to retain key executives and other selected employees of the Company and to reward them for making contributions to the success of the Company.

     An aggregate of 1,500,000 shares of Common Stock were initially reserved for issuance pursuant to the 1994 Incentive Plan. As of December 31, 1997, under the 1994 Incentive Plan options to purchase a total of 839,938 shares were outstanding, 67,211 shares had been issued upon exercise of options, 378,771 shares had been granted as restricted stock awards and 80,250 shares had been reserved for performance shares granted in 1995 and 1996, leaving only 133,830 shares available for future grants. In order to continue the effectiveness of the 1994 Incentive Plan, the Board of Directors has adopted the amended and restated 1994 Incentive Plan, which will provide for the issuance of up to an additional 1,000,000 shares of Common Stock

     The 1994 Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1994 Incentive Plan, the Compensation Committee is authorized to determine the type or types of awards made to each participant and the terms, conditions and limitations applicable to each award. In addition, the Compensation Committee has the power to interpret the 1994 Incentive Plan, to adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the 1994 Incentive Plan, to extend the exercisability of awards, to accelerate the vesting or exercisability of awards, to eliminate or make less restrictive any restrictions on awards, to waive any restrictions or other provisions of awards under the 1994 Incentive Plan or to otherwise amend or modify awards. The Compensation Committee may also provide for loans from the Company to permit the exercise or purchase of awards and may provide for procedures to permit the exercise or purchase of awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an award.

     Options are rights to purchase a specified number of shares of Common Stock at a price fixed at the time the option is granted. Options granted pursuant to the 1994 Incentive Plan will become exercisable on such date or dates as may be established by the Compensation Committee and may either be incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options. The exercise price of options granted under the Incentive Plan will be an amount not less than the fair market value of the Common Stock at the time of grant (or, if greater, the par value thereof). The 1994 Incentive Plan provides that stock options will never be repriced or reissued at a different exercise price in exchange for existing options. The exercise price must be paid in full in cash at the time an option is exercised or, if permitted by the Compensation Committee, by means of tendering Common Stock or surrendering another award. For purposes of satisfying the requirements of Section 162(m) of the Internal Revenue Code, in any calendar year no participant may be granted stock options to purchase or stock appreciation rights for more than 500,000 shares.

     Stock appreciation rights are rights to receive, without payment to the Company, cash or shares of Common Stock with a value determined by reference to the difference between the exercise or "strike" price of the stock appreciation right and the fair market value or other specified valuation of the Common Stock at the time of exercise. A stock award is an award of shares of Common Stock or units denominated in shares of Common Stock that may be subject to conditions established by the Compensation Committee and may include a restriction against transfer as well as a repurchase option exercisable by the Company upon the occurrence of conditions fixed by the Compensation Committee. During any period of restriction, the employee may have the right to vote and receive dividends on the shares covered by the restricted stock awards. A cash award may be denominated in cash with the amount of payment subject to future service and other restrictions and conditions as may be established by the Compensation Committee, including continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measures of performance.

     Unless otherwise determined by the Compensation Committee, awards under the 1994 Incentive Plan that constitute derivative securities are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The 1994 Incentive Plan allows for the satisfaction of a participant's tax withholding in respect of an award by the withholding of shares of Common Stock issuable pursuant to the award or the delivery by the participant of previously owned shares of Common Stock, in either case valued at the fair market value thereof. On March 17, 1998, the closing price of the Common Stock on the New York Stock Exchange was $20.00 per share.

     The amount and type of awards to be granted in the future to the named officers, to all executive officers as a group and to all other employees are not currently determinable. The 1994 Incentive Plan does not permit the grant of awards to directors who are not employees.

     In 1994, the Compensation Committee adopted performance share provisions under the 1994 Incentive Plan pursuant to which the Compensation Committee may grant awards of performance shares (a form of stock award under the 1994 Incentive Plan) under the specified terms and conditions described below. In connection with the amendment and restatement of the 1994 Incentive Plan, the Compensation Committee has adopted broadened performance share provisions.

     Grants of performance shares may be made to members of the executive management group of the Company selected by the Compensation Committee. Currently, there are approximately ten individuals who would qualify for performance share awards. No participant may be granted more than 25,000 performance shares for any one-year period. Unless otherwise determined by the Compensation Committee, each award of performance shares may not be assigned or transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

     Performance awards granted in the future under the broadened performance share provisions may, in addition to the performance shares under the provisions adopted in 1994, be based on one or more performance goals, and a performance goal may be based on one or more business criteria applicable to the grantee, the Company as a whole or one or more of the Company's business units and may include any of the following: increased revenue; net income; earnings before interest, taxes, depreciation and amortization; other earnings measures; economic value added; cash flow measures; stock price; market share; return on equity or capital; return on revenue measures; costs; oil and gas volumes; petroleum reserve measures; and safety and environmental performance measures. The Committee will determine the employees to receive such awards and the terms, conditions and limitations applicable to each such award, which conditions may, but need not, include continuous service with the Company, achievement of specific business objectives, attainment of specified growth rates, increases in specified indices or other comparable measures of performance.

     Each grant of performance shares under the provisions approved in 1994 has a three-year performance period, which runs from July 1 of the initial year of the performance period to June 30 of the third succeeding year. Each of these performance shares represents the right to receive, after the end of the performance period, from 0 to 150% of a share of Common Stock, based on the Company's performance. The performance criteria that determines the number of shares of Common Stock of the Company issued per performance share is the relative total shareholder return on the Company's Common Stock as compared to the total shareholder return on the common equity of each company in a comparator group. For this purpose, total shareholder return is expressed as a percentage equal to common stock price appreciation as averaged for the first and last month of the performance period plus dividends (on a cumulative reinvested basis). The comparator group consists of Anadarko Petroleum Corporation, Apache Corporation, Burlington Resources, Inc. (which counts as two companies to reflect its acquisition of The Louisiana Land and Exploration Company), Devon Energy Corporation, Enron Oil & Gas Company, Noble Affiliates, Inc., Oryx Energy Company, Pioneer Natural Resources (previously Parker & Parsley Petroleum Company), Barrett Resources Corporation (previously Plains Petroleum Company), Santa Fe Energy Resources, Inc. and Seagull Energy Corporation. If any member of the comparator group ceases to have publicly traded common stock, it will be removed from the comparator group.

     After the end of each performance period, the Company will issue shares of Common Stock in respect of each performance share award for such period under the provisions approved in 1994 based on the relative ranking of the Company versus the comparator group for total shareholder return during the performance period using the following scale:

        COMPANY RELATIVE                        PERCENT PERFORMANCE
             PLACEMENT                                  SHARES
        ----------------                        -------------------
1 (highest) .......................................    150%
2  ................................................    140%
3  ................................................    130%
4  ................................................    120%
5  ................................................    110%
6  ................................................    100%
7  ................................................     75%
8  ................................................     50%
9  ................................................     25%
10  ...............................................      0%
11  ...............................................      0%
12  ...............................................      0%
13 (lowest).......................................       0%

     If a participant is not an employee on the last day of the relevant performance period, no shares of Common Stock shall be issued in respect of the participant's performance share award under the 1994 provisions unless otherwise determined by the Compensation Committee. Prior to the issuance of shares of Common Stock in respect of such a performance share award, the participant will have no right to vote or receive dividends on such shares. In the event the Company ceases to have publicly traded Common Stock as a result of a business combination or other extraordinary transaction, the performance period for each outstanding performance share award under the 1994 provisions shall be terminated effective upon the date of such cessation.

     The performance period for the performance share awards granted in 1994 expired June 30, 1997 with no shares of Common Stock being issued. The performance period for the performance share awards granted in 1995 and 1996 will expire on June 30, 1998 and June 30, 1999, respectively.

     The performance share provisions are intended to constitute "qualified performance based compensation" as defined under Section 162(m) of the Internal Revenue Code, with the effect that the deduction disallowance of Section 162(m) should not be applicable to compensation paid to covered employees under the performance share provisions.

     In the event of a stock split, stock dividend, combination or reclassification or certain other corporate transactions, the Compensation Committee is authorized to make appropriate adjustments to the exercise price and number of shares subject to awards granted under the 1994 Incentive Plan.

     The Board of Directors has the right to amend, modify, suspend or terminate the 1994 Incentive Plan, except that (a) without the consent of the affected participant, no amendment or alteration shall be made that would impair the rights of a participant under any award theretofore granted and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required by applicable legal requirements.

     Certain Federal Income Tax Consequences. The following discussion of tax considerations relating to options describes only certain U.S. federal income tax matters. The discussion is general in nature and does not take in to account a number of considerations which may apply in light of the particular circumstances of an optionee.

     Some of the options issuable under the 1994 Incentive Plan may constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, while other options granted under the 1994 Incentive Plan will be non-qualified stock options. The Internal Revenue Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term or mid-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. No deduction is available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas upon exercise of a non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee. Except with respect to death, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee's termination of employment other than upon death cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead. Based on the provisions of the 1994 Incentive Plan, the Company expects that the 1994 Incentive Plan will comply with the requirements of
Section 162(m) of the Internal Revenue Code, provided that the grant is made by a qualified compensation committee.

     Approval of the amendment and restatement of the 1994 Incentive Plan and the performance share provisions adopted thereunder will require the affirmative vote of a majority of the shares of Common Stock voting on the proposal. For this purpose, abstentions will be counted as votes against and broker non-votes will not be treated as voting on the proposal. The persons named on the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the approval of the 1994 Incentive Plan and the performance share provisions.

                                  PROPOSAL III.

                APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
                   1994 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

     In 1994 the Board of Directors adopted, and the stockholders approved, the Company's 1994 Nonemployee Director Stock Option Plan. The Board of Directors has now adopted, subject to stockholder approval, certain amendments to the 1994 Nonemployee Director Stock Option Plan and a restatement of the plan, as so amended (such plan, as so amended and restated, the "1994 Nonemployee Director Plan"). A copy of the 1994 Nonemployee Director Plan is attached hereto as Exhibit B and is incorporated herein by reference.

     The principal changes effected by the amendment and restatement of the 1994 Nonemployee Director Plan are (i) increasing the number of shares subject to the plan by 200,000 (from 100,000 to 300,000); (ii) changing the timing of the periodic grant of 5,000 shares per director from the director's reelection (once every three years) to each annual meeting of stockholders; and (iii) conforming certain provisions of the plan to reflect amendments to applicable regulations.

     The 1994 Nonemployee Director Plan is intended as an incentive to attract and retain as independent directors of the Company persons of training, experience and ability, to encourage the sense of proprietorship of such persons and to stimulate their active interest in the development and financial success of the Company.

     Under the 1994 Nonemployee Director Plan, each director of the Company who is not an employee of the Company is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person first becomes a nonemployee director. Thereafter, each nonemployee director will be automatically granted an option to purchase an additional 5,000 shares of Common Stock at each annual meeting of stockholders (other than when the director's status as director terminates at such meeting). Each option permits the optionee to purchase shares of Common Stock at an exercise price per share equal to 100% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of the options is payable in cash or in shares of Common Stock or any combination thereof. An optionee may also exercise an option using the proceeds to be received from the sale of Common Stock issuable pursuant to the option.

     The 1994 Nonemployee Director Plan originally provided for the granting of options to purchase an aggregate of not more than 100,000 shares of Common Stock. As of December 31, 1997, 90,000 shares had been issued under the 1994 Nonemployee Director Plan, leaving only 10,000 shares available for future grants. Under the plan as in effect prior to the amendment and restatement, options to purchase an aggregate of 20,000 shares of Common Stock would be granted at the 1998 Annual Meeting. In order to continue the effectiveness of the plan, the Board of Directors has adopted the amended and restated 1994 Nonemployee Director plan, which will provide for the granting of options to purchase an aggregate of not more than 300,000 shares of Common Stock. On March 17, 1998, the closing price of the Common Stock on the New York Stock Exchange was $20.00 per share.

     Approval of the amendment and restatement of the 1994 Nonemployee Director Plan will result in each nonemployee director receiving an option to purchase 5,000 shares as of the date of the 1998 Annual Meeting.

     Options granted under the 1994 Nonemployee Director Plan will be exercisable, on a cumulative basis, with respect to 33 1/3% of the total number of shares of Common Stock subject to the option as of the first, second and third anniversaries of the date of the grant of such option. In the event of a "change in control" of the Company (as defined in the 1994 Nonemployee Director
Plan), any unvested portion of the options will immediately become exercisable in full. Options granted under the 1994 Nonemployee Director Plan will terminate upon the earliest of: (a) five years from the date of the grant of the option;
(b) one year after the optionee ceases to be a director of the Company by reason of death, disability or mandatory retirement of the optionee; or (c) three months after the optionee ceases to be a director of the Company for any reason other than death, disability or mandatory retirement. In the event of cessation of services of a director because of death, disability or mandatory retirement, any unmatured installments of the option shall be accelerated, effective as of the date of cessation of service.

     In the event of a stock split, stock dividend, combination or reclassification or certain other corporate transactions, the Board of Directors is authorized to make appropriate adjustments to the exercise price and number of shares subject to options under the 1994 Nonemployee Director Plan.

     The Board of Directors has the right to amend, alter or discontinue the 1994 Nonemployee Director Plan, except that (a) without the consent of the affected optionee, no amendment or alteration shall be made that would impair the rights of an optionee under any option theretofore granted and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required.

     Options under the 1994 Nonemployee Director Plan are intended to be non-qualified options for federal income tax purposes. See "Proposal II - Approval of the Amendment and Restatement of the 1994 Long-Term Incentive Plan - Certain Federal Income Tax Consequences" for a description of the federal income tax consequences of non-qualified options.

     Approval of the amendment and restatement of the 1994 Nonemployee Director Plan will require the affirmative vote of a majority of the shares of Common Stock voting on the proposal. For this purpose, abstentions will be counted as votes against and broker non-votes will not be treated as voting on the proposal. The persons named on the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the approval of the 1994 Nonemployee Director Plan.

                                  PROPOSAL IV.
                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation by the Audit Committee, has approved and recommended the appointment of Coopers & Lybrand L.L.P., independent public accountants, as auditors to examine the Company's financial statements for 1998. Neither such firm nor any of its associates has any relationship with the Company except in their capacity as auditors. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the designation of Coopers & Lybrand L.L.P. as auditors of the Company.

     A representative of Coopers & Lybrand L.L.P. is expected to attend the Annual Meeting and to be available to respond to appropriate questions raised during the Annual Meeting. The representative will also have an opportunity to make a statement during the meeting if the representative so desires.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table summarizes annual and long-term compensation paid to the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as of December 31, 1997 for all services rendered to the Company and its subsidiaries during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation            Long-Term Compensation
                                        ----------------------------------  ----------------------------
                                                                                      Awards
                                                                            ----------------------------
                                                                              Restricted
                                                              Other Annual      Stock        Securities      All Other
         Name and                                   Bonus     Compensation    Awards ($)     Underlying    Compensation
    Principal Position         Year    Salary ($)   ($) (1)      ($) (2)      (3)(4)(5)(6)    Options (#)      ($) (7)
-----------------------------------------------------------------------------------------------------------------------
C.P. Siess, Jr                 1997     418,750     450,000      73,523         425,000(8)     20,000          9,500
  Chairman of the Board        1996     375,000     300,000      24,892         168,750        25,000          9,500
  and CEO                      1995     230,978           0      21,030         133,750(9)    280,000          8,750

R.R. Seegmiller                1997     319,111     200,000      13,950         187,000(10)    10,000          9,029
  President and                1996     186,667     100,000       8,388          42,188        20,000          7,467
  Chief Operating Officer      1995      84,328           0       6,244         108,500(11)    20,000          3,374

J.M. Trimble                   1997     182,083     125,000       9,230         102,000(12)     5,000          9,017
  Senior Vice President -      1996     158,750      80,000       7,450          30,375        15,000          6,350
  Exploration & Production     1995     150,000           0       6,732          41,625         7,500          6,000

H.B. Whitehead                 1997     183,750     120,000       7,294         102,000(13)     5,000          8,142
  Vice President -             1996     170,834      95,000       5,822          40,500        15,000          6,250
  Regional Manager             1995     165,000           0      11,704          41,625        12,000          6,593

G.F. Reiger                    1997     163,750      90,000       1,946         102,000(14)     5,000          8,950
  Vice President -             1996     148,750      70,000         823          21,938        12,000          5,950
  Regional Manager             1995     135,000           0         696          41,625        10,500          5,400

1/ No bonuses were paid to the Chief Executive Officer or the four most highly compensated executives in 1995.

2/ The amount in this column represents premiums paid on and a tax gross-up for imputed income on executive term life insurance and a tax gross-up on club dues. 1997 premiums paid on and a tax gross-up for imputed income on executive term life insurance represents $67,232, $10,091 , $2,229, $2,151 and $1,946 for Messrs. Siess, Seegmiller, Trimble, Whitehead and Reiger, respectively. The tax gross-up on club dues represents $6,291, $3,859, $7,001, $5,143 and $0 for Messrs. Siess, Seegmiller, Trimble, Whitehead and Reiger, respectively.

3/ Unless otherwise indicated, the amount in this column for 1997, 1996 and 1995 represents the value of restricted stock grants made to the named executive on May 5, 1997, February 20, 1997 and November 14, 1995, based on closing market prices on such dates of $17.00, $16.875 and $13.875, respectively, as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System.

4/ Messrs. Siess, Seegmiller, Trimble, Whitehead and Reiger were granted 25,000, 11,000, 6,000, 6,000 and 6,000 shares of restricted stock, respectively, on May 5, 1997, the restrictions on which lapse in full in three years from the date of grant. These grants are reported with respect to 1997.

5/ Messrs. Siess, Seegmiller, Trimble, Whitehead and Reiger were granted 10,000, 2,500, 1,800, 2,400 and 1,300 shares of restricted stock, respectively, on February 20, 1997, the restrictions on which lapse in full in two years from the date of grant. These grants are reported with respect to 1996.

6/ Messrs. Seegmiller, Trimble, Whitehead and Reiger were each granted 3,000 shares of restricted stock on November 14, 1995, the restrictions on which lapse 33 1/3% on November 14, 1996 and an additional 33 1/3% on each of the next two anniversaries of such date. These grants are reported with respect to 1995.

7/ The amount in this column represents the Company's contributions to the 401(k) Plan and associated non-qualified agreement on behalf of the named executive.

8/ Mr. Siess holds a total of 45,000 shares of restricted stock as of December 31, 1997. The market value of the 45,000 shares at December 31, 1997 was $874,688. No dividends are paid on the restricted stock held.

9/ This amount represents the value of a 10,000 share restricted stock grant made to Mr. Siess on August 3, 1995, based on a closing market price of $13.375 on August 3, 1995, as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System, the restrictions on which lapse in one installment on May 18, 1998.

10/ Mr. Seegmiller holds a total of 14,500 shares of restricted stock as of December 31, 1997. The market value of the 14,500 shares at December 31, 1997 was $281,844. No dividends are paid on the restricted stock held.

11/ This amount represents the value of a 5,000 share restricted stock grant made to Mr. Seegmiller on August 3, 1995, based on a closing market price of $13.375 on August 3, 1995, the restrictions on which lapsed in one installment on August 3, 1997, and the value of a 3,000 share restricted stock grant made to Mr. Seegmiller on November 14, 1995, based on a closing market price of $13.875 on November 14, 1995.

12/ Mr. Trimble holds 8,800 shares of restricted stock as of December 31, 1997. The market value of the 8,800 shares at December 31, 1997 was $171,050. No dividends are paid on restricted stock held.

13/ Mr. Whitehead holds 9,400 shares of restricted stock as of December 31, 1997. The market value of the 9,400 shares at December 31, 1997 was $182,713. No dividends are paid on the restricted stock held.

14/ Mr. Reiger holds 8,300 shares of restricted stock as of December 31, 1997. The market value of the 8,300 shares at December 31, 1997 was $161,331. No dividends are paid on the restricted stock held.

OPTION GRANTS IN LAST FISCAL YEAR

     Set forth below is certain information relating to the Company's grants of options during 1997 to the executive officers named in the preceding Summary Compensation Table, including the relative size of each grant, and each grant's exercise price and expiration date. Also included is information relating to the potential realizable value of the options granted, based upon assumed annualized stock value appreciation rates. Neither the option values reflected in the table nor the assumptions utilized in arriving at the values should be considered indicative of future stock performance.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable
                                                                                    Value at Assumed Annual Rates
                                                                                      of Stock Price Appreciation
                               Individual Grants                                           for Option Term
--------------------------------------------------------------------------------- --------------------------------
                                    Percent of
                       Number of      Total
                      Securities      Options
                      Underlying    Granted to
                       Options       Employees      Exercise
                       Granted       in Fiscal        Price        Expiration
       Name          (#) (1) (2)       Year        ($/Sh) (3)        Date (4)         5% ($)(5)        10% ($)(6)
---------------      -----------    ----------     ----------      -----------        ---------        ----------
C.P. Siess, Jr.        20,000         27.6%         $16.9375       May 5, 2002         $93,590          $206,810
R.R. Seegmiller        10,000         13.8%         $16.9375       May 5, 2002         $46,795          $103,405
J.M. Trimble            5,000          6.9%         $16.9375       May 5, 2002         $23,398          $ 51,703
H.B. Whitehead          5,000          6.9%         $16.9375       May 5, 2002         $23,398          $ 51,703
G.F. Reiger             5,000          6.9%         $16.9375       May 5, 2002         $23,398          $ 51,703


1/ There were no adjustments or amendments during 1997 to the exercise price of stock options previously awarded to any of the named executive officers.

2/ 33 1/3% of each option becomes exercisable on the first anniversary of the date of grant (May 5, 1998) and the remainder of such option becomes exercisable in 33 1/3% increments on each of the next two anniversaries of such date.

3/ Equal to the average of the high and low trading price per share of the Company's Common Stock on the date of grant, as reported on The New York Stock Exchange, Inc. Composite Transactions Reporting System.

4/ The options permit the exercise price to be paid in cash or by tendering shares of Common Stock. The options permit the withholding of shares, at the discretion of the Compensation Committee, to satisfy tax obligations.

5/ The stock price required to produce this value is $21.62 and would produce a corresponding $115,568,482 increase in total stockholder value based upon 24,680,936 shares of Common Stock outstanding on March 1, 1998.

6/ The stock price required to produce this value is $27.28 and would produce a corresponding $255,262,580 increase in total stockholder value based upon 24,680,936 shares of Common Stock outstanding on March 1, 1998.

AGGREGATED FY-END OPTION VALUES

     Set forth below is supplemental information relating to the number and intrinsic value of stock options held at December 31, 1997 ("FY-End"), by the executive officers named in the preceding Summary Compensation Table. Year-end values are based on the Company's stock price at December 31, 1997, do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options, and should not be considered indicative of future stock performance. No options were exercised by the individuals named in the Summary Compensation Table during 1997.


                         AGGREGATED FY-END OPTION VALUES


                           Number of
                           Securities                        Value of
                           Underlying                      Unexercised
                          Unexercised                      In-the-Money
                      Options at FY-End (#)           Options at FY-End ($)
                      ---------------------           ---------------------
                           Exercisable/                     Exercisable/
    Name                  Unexercisable                  Unexercisable (1)
---------------         ----------------              ---------------------
C.P. Siess, Jr.         414,334 / 46,666              $1,983,203 / $130,832
R.R. Seegmiller          26,667 / 23,333              $  136,984 / $ 56,666
J.M. Trimble             52,900 / 17,500              $  165,101 / $ 46,563
H.B. Whitehead           55,400 / 19,000              $  167,538 / $ 52,750
G.F. Reiger              15,000 / 16,500              $   38,375 / $ 45,938


1/ A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Common Stock was $19.4375 per share as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System for December 31, 1997.

LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

     There were no additional long-term incentive awards made in 1997 to the executive officers named in the Summary Compensation Table.


PENSION PLAN TABLE

     Company employees are covered by the Company's Pension Plan (the "Pension Plan"), a noncontributory defined benefit plan that provides benefits based generally upon the employee's compensation levels during the last years of employment. In addition, the Company has entered into agreements to supplement the benefits payable to certain officers to the extent benefits under the Pension Plan are limited by provisions of the Internal Revenue Code of 1986, as amended (the "Code"), or the Employee Retirement Income Security Act of 1974, as amended. The following table sets forth estimated annual benefits payable for eligible employees (including executive officers) who retire at age 65 under the Pension Plan (and, where applicable, such supplemental agreements) for specified earnings and years of service classification. Amounts shown are for employees (including all persons listed in the Summary Compensation Table) who were not "grandfathered" under the Pension Plan (based on years of service and age) as of September 30, 1988.

                               PENSION PLAN TABLE

 REMUNERATION                              YEARS OF SERVICE
------------   ------------------------------------------------------------------------
                  5         10         15        20         25         30         35
------------   ------     ------     ------     ------     ------     ------    -------
   125,000      8,789     17,578     26,367     35,156     43,945     52,734     61,522

   150,000     10,664     21,328     31,992     42,656     53,320     63,984     74,647

   175,000     12,539     25,078     37,617     50,156     62,695     75,234     87,772

   200,000     14,414     28,828     43,242     57,656     72,070     86,484    100,897

   225,000     16,289     32,578     48,867     65,156     81,445     97,734    114,022

   250,000     18,164     36,328     54,492     72,656     90,820    108,984    127,147

   275,000     20,039     40,078     60,117     80,156    100,195    120,234    140,272

   300,000     21,914     43,828     65,742     87,656    109,570    131,484    153,397

   350,000     25,664     51,328     76,992    102,656    128,320    153,984    179,647

   400,000     29,414     58,828     88,242    117,656    147,070    176,484    205,897

   500,000     36,914     73,828    110,742    147,656    184,570    221,484    258,397

   600,000     44,414     88,828    133,242    177,656    222,070    266,484    310,897

   700,000     51,914    103,828    155,742    207,656    259,570    311,484    363,397

   800,000     59,414    118,828    178,242    237,656    297,070    356,484    415,897


     Compensation under the Pension Plan generally consists of taxable income and 401(k) deferred amounts. The Pension Plan provides for full vesting after five years of service. Benefits are payable for the life of the employee on a single-life annuity basis and are not subject to any deductions for Social Security or other offset amounts. Covered compensation under the Pension Plan in 1997 for the executive officers named in the Summary Compensation Table is the amounts under the "Salary" and "Bonus" columns set forth in such table. The Company provides Mr. Siess and Mr. Seegmiller supplemental pension benefits by granting one month's additional service credit for each month of actual service. For purposes of the Pension Plan, including Mr. Siess' and Mr. Seegmiller's supplemental pension benefits, Messrs. Siess, Seegmiller, Trimble, Whitehead and Reiger had 11.00, 5.00, 14.67, 17.25 and 3.58 years of credited service, respectively, as of December 31, 1997. Upon retirement, Mr. Siess' benefits shall be adjusted to reflect his prior termination of service.


                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

     The Compensation Committee of the Company's Board of Directors (the "Committee") is comprised of four non-employee directors. The Committee has responsibility for determining the salaries, incentive compensation and other remuneration of the officers of the Company who are also directors and for reviewing and approving the salaries, incentive compensation and other remuneration of all other officers of the Company. The Committee also approves the design of the Company's compensation and benefit plans.

     The objectives of the executive compensation program are to align compensation with business strategy, to create value for the stockholders, to attract, retain, motivate and reward highly qualified executives and to support a performance-based culture throughout the Company.

         The Committee also believes that executive compensation should be subject to objective scrutiny. Consequently, the Committee retains the services of an independent consultant, who on a regular basis evaluates the compensation programs and practices for the Company's executive officers against an industry peer group.

COMPONENTS OF COMPENSATION

     The Committee relates total compensation levels for the Company's senior executives to the compensation paid to executives of a peer group of companies. This peer group consists of companies that are in the same industry and are considered by the Committee to be direct competitors for investment dollars in the energy sector of the market. The Committee reviews and approves the selection of the peer companies used for compensation comparison purposes. Currently, the peer group is made up of eleven companies: Anadarko Petroleum Corporation, Apache Corporation, Barrett Resources Corporation, Burlington Resources, Inc., Devon Energy Corporation, Enron Oil & Gas Company, Noble Affiliates, Inc., Oryx Energy Company, Pioneer Natural Resources, Santa Fe Energy Resources, Inc. and Seagull Energy Corporation (the "Peer Group").

     The companies chosen for the Peer Group generally are not the same companies which comprise the Dow Jones Secondary Oils Index, shown in the Performance Graph included in this proxy statement. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies included in the Dow Jones Secondary Oils Index used for comparing stockholder returns.

     The components of the Company's executive compensation program are base salary, annual incentive bonus and long-term incentives. These components are described below. In determining each component of compensation, the Compensation Committee considers competitive data from the Peer Group and the overall value of the total compensation package. The Committee believes that the total compensation package should be competitive and targeted at the median level of compensation for the Peer Group and that superior performance should reflect a corresponding increase in value for annual and long-term incentives.

BASE SALARIES

     The Compensation Committee reviews each executive's base salary annually. Base salaries are targeted at market levels and are adjusted by the Committee to recognize varying levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Base salaries in 1997 for the executive officers named in the Summary Compensation Table as a group were at, or near, the 50th percentile of the predicted competitive market base salary for similar positions in the Peer Group. Increases to base salaries are driven primarily by individual performance.

     Mr. Siess' base salary of $450,000 per year approximates the 50th percentile of the competitive market for his position and reflects his depth of experience, his breadth of knowledge and his willingness to stay on with the Company. Mr. Siess received a salary increase from $375,000 to $450,000 per year during 1997. This is the first salary increase Mr. Siess has received since resuming service with the Company in May 1995.

ANNUAL INCENTIVE BONUS

     The Annual Target Cash Incentive Plan promotes the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual bonuses to achieve corporate business goals and individual performance goals. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals.

     The current measurement criteria used in the Annual Target Cash Incentive Plan are designed to recognize that certain factors which impact performance are controllable, while others are not controllable, and to reward executives for superior performance against those factors which are deemed controllable.

     A bonus pool is generated under the Annual Target Cash Incentive Plan based on achievement of all of the following threshold tests: (i) annual cash flow for the Company must exceed two times debt service, with debt service including interest and dividend payments; (ii) the Company must achieve 75% or greater performance against its target for annual discretionary cash flow; and (iii) the Company must achieve a 75% or greater replacement ratio for annual reserves. These thresholds are approved by the Board of Directors each year in conjunction with its approval of the Company's annual business plan.

     If the threshold tests are met, a bonus pool is generated. The size of the bonus pool is determined by measuring each business unit's performance and the total Company performance against the budgeted discretionary cash flow targets adjusted for non-controllable items, such as commodity prices, interest rates and non-recurring items. The Committee then has the discretion to adjust the final overall bonus pool for any business unit and the final bonus payment for any participant to reflect its assessment of the unit's and the participant's performance. If a bonus pool is generated based upon achievement of the established Company goals, executives earn bonuses to the extent of the performance of their primary business unit, the Company's overall performance and achievement of individual performance goals. Individual incentive targets are set at market levels which are considered by the Compensation Committee to be appropriate.

     In 1997, the bonus plan funded, and overall Company performance exceeded its budgeted discretionary cash flow targets adjusted for non-controllable items and non-recurring items. Based upon this performance, and the performance of each business unit, the formula in the bonus plan produced bonuses ranging from 124% to 130% of pre-established bonus targets for the executive officers of the Company, including the executives named in the above tables. The Committee then applied its discretion to recognize that 1997 was the second year in a row of record performance by the Company and that the Company has had eight consecutive profitable quarters as of December 31, 1997. This resulted in the Committee's decision to award cash bonus payments ranging from 151% to 180% of the pre-established bonus targets to the executive officers of the Company, including the executive officers named in the tables above. Mr. Siess received a cash bonus of $450,000. This represents 167% of Mr. Siess' target and recognizes Mr. Siess' fulfillment of the Company's 1997 goals to increase production rates, reduce costs and reduce debt.

LONG TERM INCENTIVES

     In 1997, the Company used two types of awards to provide long-term incentives to executives: stock options and restricted stock. The Committee placed greater emphasis on restricted stock as a long term retention incentive due to the highly competitive market for energy industry executives. The Company did not grant performance shares during 1997.

     Stock options are granted under the 1994 Long-Term Incentive Plan at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates from the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

     Restricted stock awards are also granted under the 1994 Long-Term Incentive Plan. The Company's restricted stock awards to executives with respect to 1997 consist of grants of Common Stock, the restrictions on which generally lapse in full in three years from the date of grant. The restricted stock will be forfeited if, during the three year restrictive period, the executive leaves the Company for any reason other than retirement, termination without cause, death or disability. In each of these events, the Committee has the discretion to accelerate the lapse of restrictions on all or some of the shares. Prior to the lapse of such restrictions, the participant has no right to vote or receive dividends on such shares. The restricted stock award may not be assigned or transferred except by will or the laws of descent and distribution. In the event of a Change in Control (as defined), the restrictive period shall lapse and a stock certificate representing the shares of restricted stock shall be issued to the executive. In the event of any merger, reorganization, recapitalization, separation, liquidation, stock dividend, split up, share combination or other change in the corporate structure of the Company affecting the shares of restricted stock, the number of shares of restricted stock shall be equitably adjusted by the Compensation Committee to prevent dilution or enlargement of rights.

     The size of stock option and restricted stock grants is based primarily on competitive practice and is generally targeted to be at the 50th percentile of values granted by the Peer Group. During 1997 the value of the stock option and restricted stock grant was targeted at slightly above the 50% percentile of the competitive market in recognition of the following factors: the continued significant increase in the competitive market values and as the financial results in the energy industry continue to improve, greater pressure is put on the Company to provide long term incentives designed to retain its executives. The Committee does not typically consider the amount of options and restricted stock previously granted and outstanding when determining the size of stock option and restricted stock grants to executive officers. The Committee's objective is to deliver a competitive award opportunity based on the dollar value of the award granted. As a result, the number of shares underlying stock option and restricted stock awards is dependent on the stock price on the date of grant.

     In 1997 Mr. Siess was granted an option to purchase 20,000 shares of Common Stock with an exercise price of $16.9375. Mr. Siess was also granted a 25,000 share restricted stock award. Factors considered by the Committee in making the 1997 grant included the sound financial and strategic position of the Company, the growth in the Company's production rates and the recognition that Mr. Siess has extended his tenure with the Company beyond that which was contemplated when he rejoined the Company in May 1995.

     The Company's stock options are intended to constitute "qualified performance based compensation" as defined under Section 162(m) of the Code, with the effect that the deduction disallowance of Section 162(m) of the Code should not be applicable to compensation paid to covered employees under the stock options provisions. It is the Committee's intent that the majority of long term incentive awards will qualify under Section 162(m) of the Internal Revenue Code. To date the Company has experienced no loss of tax deduction as a result of 162(m).

CONCLUSION

     The Committee believes these executive compensation policies and programs serve the interests of stockholders and the Company effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the stockholders' benefit.

     We will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

                                             Compensation Committee


                                             Samuel W. Bodman, Chairman
                                             Henry O. Boswell
                                             C. Wayne Nance
                                             William P. Vititoe

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     No member of the Compensation Committee was, during 1997, an officer or employee of the Company or any of its subsidiaries, or formerly an officer of the Company or any of its subsidiaries. During 1997, the Company had no Compensation Committee interlocks.


                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Mr. John G.L. Cabot, a Director of the Company, filed one Form 4 after the required due date, disclosing the distribution of 15,000 shares of Common Stock from a grantor retained annuity trust of which Mr. Cabot is the trustee and contingent beneficiary, to Mr. Cabot in accordance with the distribution provisions of the trust.


                              CERTAIN OTHER MATTERS

     On February 10, 1997, Washington Energy Company and Puget Sound Power & Light Company merged to form Puget Sound Energy, Inc. ("Puget"). As a result of the merger, Puget is the holder of 2,133,000 shares of Common Stock and 1,134,000 shares of the Company's 6% Convertible Redeemable Preferred Stock (convertible into 1,972,174 shares of Common Stock), all of which were previously held by Washington Energy Company. Mr. William P. Vititoe, a member of the Company's Board of Directors, is a consultant to Puget and was formerly an officer and director of Washington Energy Company.

     The Company sells approximately 20% of its natural gas production in the Western Region to a cogeneration plant located in Bellingham, Washington and owned by Encogen Northwest, L.P. ("Encogen") under a gas sales contract containing a fixed price that escalates annually, a firm delivery arrangement and a term continuing through June 30, 2008. Encogen sells all the electrical power generated in the plant to Puget under an Agreement for Firm Power Purchase ("Power Agreement"). The Company is aware that a dispute has arisen between Puget and Encogen over the appropriate interpretation of certain provisions of the Power Agreement, which dispute is currently being litigated. Puget has requested the court, among other matters, to declare that Encogen is in material breach of the Power Agreement. A finding by the court that Encogen is in material breach of the Power Agreement could lead to termination of the Power Agreement. Any restructuring or termination of the Power Agreement may have a negative impact on the Company's gas sales arrangement with Encogen. Encogen has requested that the Company consider restructuring its gas sales arrangement with Encogen. To date the Company has been unwilling to restructure its gas sales agreement without being fully compensated for the agreement's value.


                              EMPLOYMENT AGREEMENTS
                       AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into Change in Control Agreements (the "Agreements") with the current executive officers named in the Summary Compensation Table other than Mr. Siess, and with five other officers of the Company. The Agreements are intended to encourage such employees to remain in the employ of and to carry out their duties with the Company. The term of the Agreements is initially three years from November 3, 1995, subject to automatic one-year extensions on the second and each subsequent anniversary thereof unless prior to such anniversary the Company gives written notice that the term shall not be so extended. The Agreements provide that in the event of a change in control, such individuals will receive certain benefits in the event of a termination of their employment within two years of such change in control. A "change in control" is generally defined as occurring if (i) any "person" becomes the "beneficial owner", directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, (ii) during any 12-month period, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by the vote of at least a majority of the directors then still in office who were directors at the beginning of the period or (iii) the Company sells or otherwise disposes of, in one transaction or a series of transactions, in a single 12-month period, assets or properties of the Company representing 50% or more of the total proved reserves (on a volumetric basis) of the Company as of the beginning of such 12-month period. Benefits are provided under the Agreements unless such termination of employment is (i) for cause (as defined in the Agreements), (ii) voluntary by the executive and does not constitute a constructive termination without cause (as defined in the Agreements), or (iii) because of the death or disability of the executive.

     Generally, benefits payable under the terms of the Agreements include (i) a lump-sum cash payment equal to three times the sum of (a) base salary in effect immediately prior to the change in control or, if greater, immediately prior to the executive's termination and (b) the greater of (1) 80% of the executive's target bonus with respect to the fiscal year during which the change in control occurred or, if greater, the fiscal year during which the executive's termination occurred or (2) the executive's actual bonus paid in the fiscal year immediately preceding the change in control, (ii) payment with respect to any performance shares granted to the executive, such payment to be prorated based on actual service completed at the time of the executive's termination, and valued according to the percentage of goal attainment on the date of termination, (iii) immediate vesting and exercisability of all of the executive's options to purchase securities of the Company, (iv) immediate vesting and lapse of restrictions on any restricted stock grants outstanding at the time of the executive's termination, (v) subject to the payment of the applicable premiums, continued medical, dental and life insurance coverage for three years following the date of the executive's termination, (vi) effective crediting of an additional three years of service in the Company's retirement plans in which the executive is participating at the time of the change in control and (vii) outplacement assistance in an amount not to exceed 15% of the executive's base salary in effect on the date of a change in control (the "Termination Benefits"). In the event the excise tax relating to Section 280G of the Code applies to payments by the Company, the Company will make an additional payment to the executive in an amount such that after payment of income taxes (but not the excise tax) on such additional payment, the executive retains an amount equal to the excise tax originally imposed. No payments have been made under the Agreements.

     The Company has entered into both an employment agreement and a Change in Control Agreement with Mr. Ray R. Seegmiller, President and Chief Operating Officer of the Company. The employment agreement provides that if Mr. Seegmiller terminates his employment for good reason (as defined in the agreement) or the Company terminates his employment for any reason other than cause (as defined in the agreement), Mr. Seegmiller shall receive 12 months of base salary, as well as continuation of all applicable benefit programs. Under the terms of Mr. Seegmiller's Change in Control Agreement, in the event of a termination, Mr. Seegmiller will be required to elect between receiving the Termination Benefits or the amounts payable to Mr. Seegmiller under his employment agreement.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares the Common Stock ("COG") performance with the performance of the Standard & Poor's 500 Stock Index and the Dow Jones Secondary Oils-US Index for the period December 1992 through February 1998. The graph assumes that the value of the investment in the Company's Common Stock and in each index was $100 on December 31, 1992 and that all dividends were reinvested.


                                 [GRAPH]


                       Dec-92     Dec-93     Dec-94     Dec-95     Dec-96     Dec-97     Feb-98
                       ------     ------     ------     ------     ------     ------     ------
       S&P 500          100        107.1      105.4      141.4      170.0      222.7      240.8
         COG            100        119.1       82.4       84.0       99.3      113.6      123.0
DJ Secondary Oils-US    100        108.3      102.3      115.6      139.8      146.3      144.8

            BENEFICIAL OWNERSHIP OF OVER FIVE PERCENT OF COMMON STOCK

     The following table reports beneficial ownership of Common Stock by holders of more than five percent of any class of the Company's voting securities. Unless otherwise noted, all ownership information is based upon filings made by such persons with the Securities and Exchange Commission (the "Commission").

                                                NUMBER OF SHARES     PERCENT
                 NAME AND ADDRESS OF            OF COMMON STOCK         OF
                   BENEFICIAL OWNER                   OWNED            CLASS
                 -------------------            ----------------     --------

NewSouth Capital Management, Inc. .................  1,940,465 (1)      7.9%
   1000 Ridgeway Loop Road, Suite 233
   Memphis, TN  38120

Puget Sound Energy, Inc............................  4,105,174 (2)     15.4% (2)
   411 108th Avenue, N.E.
   Bellevue, WA  98009-5515

The Prudential Insurance Company...................  1,572,300 (3)      6.4%
    of America
    751 Broad Street
    Newark, NJ  07102

Vanguard/Windsor Fund, Inc.........................   2,255,200 (4)     9.1%
    Post Office Box 2600
    Valley Forge, PA  19482

Wellington Management Company, LLP.................  2,337,173 (5)      9.5% (5)
    75 State Street
    Boston, MA  02109

-------------

(1) According to Amendment No. 3 to a Schedule 13G, dated February 12, 1998, filed with the Commission by NewSouth Capital Management, Inc., it has shared voting power over 117,500 of these shares and sole dispositive power over all of these shares.

(2) Consists of 2,133,000 shares of Common Stock currently owned and 1,972,174 shares of Common Stock issuable upon conversion of 1,134,000 shares of 6% Preferred Stock (100% of the series) currently owned. On May 2, 1994, the Company and Washington Energy Company ("WECO") completed the transaction to merge a subsidiary of the Company and Washington Energy Resources Company ("WERCO"), a subsidiary of WECO. The Company issued to WECO 2,133,000 shares of Common Stock and 1,134,000 shares of 6% Preferred Stock in exchange for the capital stock of WERCO. The 6% Preferred Stock is entitled to 1.739 votes for each share and votes together with the Common Stock on all matters to be voted on by the holders of the Common Stock, with certain exceptions when voting as a class is required. On February 10, 1997 WECO merged with Puget Sound Power & Light Company to form Puget Sound Energy, Inc.

(3) According to Amendment No. 5 to a Schedule 13G, dated February 10, 1998, filed with the Commission by The Prudential Insurance Company of America, it has shared voting and dispositive power over 563,400 of these shares.

(4) According to Amendment No. 6 to a Schedule 13G, dated February 9, 1998, filed with the Commission by Vanguard/Windsor Fund, Inc., it has sole voting power and shared dispositive power over these shares. Wellington Management Company shares beneficial ownership over all of these shares with, and is the investment advisor to, Vanguard/Windsor Fund, Inc. See Note (5) below.

(5) According to Amendment No. 8 to a Schedule 13G, dated January 13, 1998, filed with the Commission by Wellington Management Company, LLP, it has shared voting power over 400 of these shares, no voting power over the remainder and shared dispositive power over all of these shares. This amount includes the 2,255,200 shares beneficially owned by the Vanguard/Windsor Fund, Inc. See Note (4) above.

            BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table reports, as of March 1, 1998, beneficial ownership of Common Stock by each current director of the Company, by each current executive officer listed in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated, the persons below have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them. All ownership information is based upon filings made by such persons with the Commission.

                                                     Number of Shares
                                                         of Common             Percent
           Name of Beneficial Owner                     Stock Owned             Class
--------------------------------------------     -------------------------     -------
Robert F. Bailey............................        13,834   1/                    *
Samuel W. Bodman............................       157,352   2/                    *
Henry O. Boswell............................        19,000   3/                    *
John G.L. Cabot.............................       184,093   4/                  1.0%
William R. Esler............................        16,000   5/                    *
William H. Knoell...........................        14,334   6/                    *
C. Wayne Nance..............................        13,334   7/                    *
William P. Vititoe..........................        14,282   8/                    *
Charles P. Siess, Jr........................       509,949   9/ 15/ 16/          2.0%
Ray R. Seegmiller...........................        49,167  10/ 14/ 15/ 16/        *
H. Baird Whitehead..........................        71,313  11/ 14/ 15/ 16/        *
James M. Trimble............................        78,012  12/ 14/ 15/ 16/        *
Gerald F. Reiger ...........................        25,300  13/ 14/ 15/ 16/        *
All directors and executive officers as a
 group (16 individuals).....................     1,227,335  17/                  5.0%

-------------------
*    Represents less than 1% of the outstanding Common Stock.


1/ Includes 13,334 shares purchasable upon the exercise of options within 60 days.

2/ Includes 11,667 shares purchasable upon the exercise of options within 60 days.

3/ Includes 15,000 shares purchasable upon the exercise of options within 60 days.

4/ Includes 1,782 shares held by Mr. Cabot's spouse and 55,737 shares held by various trusts of which Mr. Cabot serves as co-trustee, as to all of which Mr. Cabot shares voting and investment power; Mr. Cabot disclaims beneficial ownership of such shares. Also includes 13,334 shares purchasable upon the exercise of options within 60 days.

5/ Includes 12,000 shares purchasable upon the exercise of options within 60 days.

6/ Includes 13,334 shares purchasable upon the exercise of options within 60 days.

7/ Includes 13,334 shares purchasable upon the exercise of options within 60 days.

8/ Includes 11,667 shares purchasable upon the exercise of options within 60 days.

9/ Includes 414,334 shares purchasable upon the exercise of options within 60 days. Also includes 10,000 shares of restricted stock, the restrictions on which lapse May 18, 1998; Mr. Siess has no voting or investment power with respect to these shares during the restriction period.

10/ Includes 26,667 shares purchasable upon the exercise of options within 60 days.

11/ Includes 1,309 shares held in the Company's Savings Investment Plan as to which Mr. Whitehead shares voting and investment power and 55,400 shares purchasable upon the exercise of options within 60 days.

12/ Includes 1,812 shares held in the Company's Savings Investment Plan as to which Mr. Trimble shares voting and investment power and 52,900 shares purchasable upon the exercise of options within 60 days.

13/ Includes 15,000 shares purchasable upon the exercise of options within 60 days.

14/ Includes 3,000 shares of restricted stock granted to each of Messrs. Seegmiller, Whitehead, Trimble and Reiger, respectively, the restrictions on which lapse 33 1/3% on November 14, 1996 and lapse on an additional 33 1/3% on each of the next two one-year anniversaries of such date. Messrs. Seegmiller, Whitehead, Trimble and Reiger have no voting or investment power with respect to the shares as to which the restrictions have not lapsed.

15/ Includes 10,000, 2,500, 2,400, 1,800 and 1,300 shares of restricted stock granted to Messrs. Siess, Seegmiller, Whitehead, Trimble and Reiger, respectively, on February 20, 1997, the restrictions on which lapse on February 20, 1999. Messrs. Siess, Seegmiller, Whitehead, Trimble and Reiger have no voting or investment power with respect to these shares during the restriction period.

16/  Includes 25,000, 11,000, 6,000, 6,000, 6,000 shares of restricted stock granted to Messrs. Siess, Seegmiller, Whitehead, Trimble and Reiger, respectively on May 5, 1997, the restrictions on which lapse May 5, 2000. Messrs. Siess, Seegmiller, Whitehead, Trimble and Reiger have no voting or investment power with respect to these shares during the restrictive period.

17/ Includes 4,375 shares held in the Company's Savings Investment Plan as to which the executive officers share voting and investment power and 706,922 shares purchasable by the executive officers and directors upon the exercise of options within sixty days. Also includes 119,060 shares of restricted stock granted to the executive officers, the restrictions on 15,097 shares of which have lapsed. See also Notes 1-16 above.


                          FUTURE STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the proxy statement for the 1999 Annual Meeting of Stockholders of the Company, and otherwise eligible, should be sent to Ms. Lisa A. Machesney, Secretary, Cabot Oil & Gas Corporation, 15375 Memorial Drive, Houston, Texas 77079 and must be received by November 26, 1998.

     The Bylaws of the Company require timely advance written notice of stockholder nominations of director candidates and of any other business to be presented by a stockholder at an annual meeting of stockholders. To be timely, the Bylaws require advance written notice be delivered to the Company's Secretary at the principal executive offices of the Company not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the anniversary of the preceding year's annual meeting (with certain exceptions if the date of the annual meeting is different by more than specified amounts from the anniversary date). To be valid, a notice must set forth certain information specified in the Bylaws.


                             SOLICITATION OF PROXIES

     The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally, by telephone and by telegraph. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing. Corporate Investor Communications, Inc. has been retained to assist the Company in the solicitation of proxies at a fee estimated not to exceed $6,500, exclusive of expenses.

                                  MISCELLANEOUS

     The Company's management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.


                                          BY ORDER OF THE BOARD OF DIRECTORS,



                                          LISA A. MACHESNEY
                                          Corporate Secretary


March 27, 1998

                                    EXHIBIT A

                              AMENDED AND RESTATED

                          1994 LONG-TERM INCENTIVE PLAN

                                       OF

                           CABOT OIL & GAS CORPORATION


     1. Objectives. The Cabot Oil & Gas Corporation 1994 Long-Term Incentive Plan (the "Plan") is designed to retain key executives and other selected employees and reward them for making major contributions to the success of Cabot Oil & Gas Corporation, a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

     2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

     "Award" means the grant of any form of stock option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

     "Award Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means such committee of the Board as is designated by the Board to administer the Plan.

     "Common Stock" means the Class A Common Stock, par value $.10 per share, of the Company.

     "Director" means an individual serving as a member of the Board.

     "Fair Market Value" means, as of a particular date, (i) if the shares of Common Stock are listed on a national securities exchange, the average between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the average between the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (iii) if the Common Stock is not so listed or quoted, the average between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

     "Participant" means an employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

     "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

     3. Eligibility. Employees of the Company and its Subsidiaries are eligible for an Award under this Plan.

     4. Common Stock Available for Awards. There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 2,500,000 shares of Common Stock of which no more than 750,000 shares will be used for Stock Awards. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Awards. Common Stock related to Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.

     5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant holding such Award or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee shall establish the vesting schedule, if any, for each award. It is the intent of this Plan that any stock option grants will never be repriced or reissued.

     6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.

     7. Awards. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions, performance requirements and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company. Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. Notwithstanding anything herein to the contrary, no Participant may be granted, during any calendar year, Awards consisting of stock options or stock appreciation rights on more than 500,000 shares of Common Stock.

     (a) Stock Option. An Award may consist of a right to purchase a specified number of shares of Common Stock at a specified price that is not less than the greater of (i) the Fair Market Value of the Common Stock on the date of grant and (ii) the par value of the Common Stock on the date of grant. A stock option may be in the form of an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code.

     (b) Stock Appreciation Right. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price as set forth in the applicable Award Agreement.

     (c) Stock Award. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

     (d) Cash Award. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee, and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

     8. Payment of Awards.

     (a) General. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

     (b) Deferral. With the approval of the Committee, payments may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

     (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

     (d) Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

     9. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or other Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for loans from the Company to permit the exercise or purchase of Awards and may provide for procedures to permit the exercise or purchase of Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

     10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

     11. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (ii) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required by applicable legal requirements.

     12. Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not adverse to such Participant or (ii) consented to by such Participant.

     13. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 13 shall be null and void.

     14. Adjustments.

     (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Awards and the termination of unexercised options in connection with such transaction.

     15. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

     16. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

     17. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

     18. Effective Date of Plan. This amended and restated Plan shall be effective as of the date (the "Effective Date") it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 1998. If the stockholders of the Company should fail to approve this amended and restated Plan prior to such date, this amended and restated Plan shall revert to the provisions of the prior Plan and all grants of Awards hereunder in excess of the Plan limitations shall be null and void.

                                    EXHIBIT B

                              AMENDED AND RESTATED

                   1994 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

                                       OF

                           CABOT OIL & GAS CORPORATION


     1. Purpose of the Plan. This Nonemployee Director Stock Option Plan (the "Plan") is intended as an incentive to retain and attract persons of training, experience and ability to serve as independent directors on the Board of Directors of Cabot Oil & Corporation, a Delaware corporation (the "Company"), to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan (the "Options") will be nonqualified options within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Stockholder Approval. All Options granted pursuant to this Plan are subject to, and may not be exercised before, the approval of this Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Class A Common Stock, par value $.10 per share (the "Common Stock"), of the Company that are present, or represented, and entitled to vote at a meeting of the Company's stockholders.

     3. Designation of Participants; Automatic Grant of Options. Each director of the Company who is not an employee of the Company or any Subsidiary (as hereinafter defined) of the Company (any such director being hereinafter referred to as a "Nonemployee Director") shall be granted Options as described hereunder. Each individual who becomes a Nonemployee Director after the Effective Date shall automatically be granted Options to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Paragraph 10) on the date such person first becomes a Nonemployee Director. Furthermore, at each annual meeting of stockholders (other than when the director's status as such terminates at such meeting), each Nonemployee Director shall automatically be granted Options to purchase an additional 5,000 shares of Common Stock (subject to adjustment as provided in Paragraph 10) on such date. Notwithstanding the foregoing, in the case of any grant of Options made on a date subsequent to the Effective Date, such grant shall only be made if the number of shares subject to future grant under this Plan is sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant. As used herein, the term "Subsidiary" of the Company shall mean any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

     4. Option Agreement. Each Option granted hereunder shall be embodied in a written option agreement ("Option Agreement"), which shall be subject to the terms and conditions set forth herein and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company.

     5. Common Stock Reserved for the Plan. Subject to adjustment as provided in Paragraph 10 hereof, a total of 300,000 shares of Common Stock shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The shares subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any parent or subsidiary of the Company, in its treasury. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance to an Optionee (as hereinafter defined) pursuant to this Plan. Common Stock subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options. As used herein, the term "Optionee" shall mean any Nonemployee Director to whom Options are granted hereunder.

     6. Option Price.

     (a) The purchase price of each share of Common Stock that is subject to an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

     (b) The Fair Market Value of a share of Common Stock on a particular date shall be deemed to be (i) if the shares of Common Stock are listed on a national securities exchange, the average of the highest and lowest sales price per share of Common Stock on the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the average of the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (iii) if the Common Stock is not so listed or quoted, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

     7. Option Period. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any shares of Common Stock not purchased by the Optionee upon the earliest to occur of the following: (a) the expiration of five years following the date upon which the Option is granted;
(b) the expiration of one year following the date upon which the Optionee ceases to be a Nonemployee Director by reason of death, disability or mandatory retirement; or (c) the expiration of three months following the date on which the Optionee ceases to be a Nonemployee Director for any reason other than death, disability or mandatory retirement.

     8. Exercise of Options.

     (a) Options granted pursuant to this Plan shall be exercisable, on a cumulative basis, as follows: (i) with respect to 33 1/3% of the total number of shares of Common Stock initially subject to any Option, such Option shall be exercisable on the first anniversary of the date of grant; and (ii) with respect to the remaining shares of Common Stock subject to any Option, such Option shall be exercisable with respect to an additional 33 1/3% of the total number of shares initially subject thereto as of the second and third anniversaries of the date of the grant.

     (b) An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

     (c) In the event that an Optionee ceases to serve as a Nonemployee Director for any reason other than death, disability or mandatory retirement, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

     (d) In the event that an Optionee ceases to serve as a Nonemployee Director by reason of death, disability or mandatory retirement, at a time when an Option granted hereunder is still in force and unexpired under the terms of Paragraph 7 hereof, each such unmatured Option shall be accelerated. Such acceleration shall be effective as of the date of death, disability or retirement, as appropriate, and each Option so accelerated shall be exercisable in full for so long as it is still in force and unexpired under the terms of Paragraph 7 hereof.

     (e) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Stock which has been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. An Optionee may also exercise an Option by use of the proceeds to be received from the sale of Common Stock issuable pursuant to the Option. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

     9. Assignability. No Option shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted assignment of an Option in violation of this Paragraph 9 shall be null and void.

     10. Adjustments.

     (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board of Directors may adjust proportionally (i) the number of shares of Common Stock reserved under these Options; and (ii) the exercise price of such Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board of Directors shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, the termination of unexercised options in connection with such transaction.

     (c) An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change of Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;
(b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     11. Purchase for Investment. Unless the Options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

     12. Taxes. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

     13. Amendments or Termination. The Board of Directors of the Company may amend, alter or discontinue this Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required.

     14. Government Regulations. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems as may be required.

     15. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

     16. Effective Date of Plan. This amended and restated Plan shall be effective as of the date (the "Effective Date") it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this amended and restated Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 1998. If the stockholders of the Company should fail so to approve this amended and restated Plan prior to such date, this amended and restated Plan shall revert to the provisions of the prior plan and all grants of options hereunder in excess of The Plan's limitations shall be null and void.

     17. Miscellaneous. The granting of any Option shall not impose upon the Company, the Board of Directors of the Company or any other directors of the Company any obligation to nominate any Optionee for election as a director and the right of the stockholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.

                                  DETACH HERE


                                     PROXY

                          CABOT OIL & GAS CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 12, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 27, 1998, and appoints Lisa A. Machesney and Scott C. Schroeder, or either of them, proxies for the undersigned, with power of substitution, to vote all of the undersigned's shares of common stock of Cabot Oil and Gas Corporation at the Annual Meeting of Stockholders to be held at The Luxury Collection Hotel, in Houston, Texas, at 10:00 a.m., local time, on May 12, 1998, and at any adjournments or postponements thereof.

          THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS I, II, III AND IV AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM V.

          THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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                                  DETACH HERE


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS, I, II, III AND IV.

I. ELECTION OF DIRECTORS (check one box only)

Nominees Robert F. Bailey, John G.L. Cabot, William H. Knoell and C. Wayne Nance

FOR [ ]  WITHHELD [ ]

[ ]__________________

For all nominees except as noted above

                                                       FOR  AGAINST  ABSTAIN

 II. To approve the amendment and
     restatement of the 1994 Long-Term
     Incentive Plan and to approve
     performance criteria adopted thereunder.           [ ]    [ ]      [ ]

III. To approve the amendment and
     restatement of the 1994 Nonemployee
     Director Stock Option Plan.                        [ ]    [ ]      [ ]

 IV. Ratification of the appointment of Coopers
     & Lybrand L.L.P. as the Company's
     independent certified public accountants.          [ ]    [ ]      [ ]

V. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

Please date this proxy and sign your name exactly as it appears hereon. In the case of one or more joint owners, each joint owner should sign. If signing as executor, trustee, guardian, attorney, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

Signature:___________ Date:_________ Signature:_________________ Date:_______